Property, Plant and Equipment and Intangible Assets	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment and Intangible Assets [Abstract]
Property, Plant and Equipment and Intangible Assets

Note 6 — Property, Plant and Equipment and Intangible Assets

Property, Plant and Equipment

	December 31, 2015	December 31, 2014	Estimated Useful Lives (In Years)
Gathering systems	$6,304.5	$2,588.6	5 to 20
Processing and fractionation facilities	2,995.2	1,890.7	5 to 25
Terminaling and storage facilities	1,115.0	1,038.9	5 to 25
Transportation assets	454.0	359.0	10 to 25
Other property, plant and equipment	221.1	149.3	3 to 25
Land	108.8	95.6	—
Construction in progress	736.5	399.0	—

Property, plant and equipment	11,935.1	6,521.1
Accumulated depreciation	(2,232.4)	(1,696.5)

Property, plant and equipment, net	$9,702.7	$4,824.6

Intangible assets	$2,036.6	$681.8	20
Accumulated amortization	(226.5)	(89.9)

Intangible assets, net	$1,810.1	$591.9

For each of the years ended December 31, 2015, 2014, and 2013 depreciation expense for property, plant and equipment was $540.4 million, $289.5 million and $244.5 million.

We recorded non-cash pre-tax impairment charges of $32.6 million in 2015 and $3.2 million in 2014 due to the impairment of certain gas processing facilities and gathering systems associated with our Coastal Straddle and Big Lake operations. The impairments are a result of reduced forecasted gas processing volumes due to market conditions and processing spreads in Louisiana in the fourth quarter of 2015 and 2014. We measured the impairment of property, plant and equipment using discounted estimated future cash flows representative of a Level 3 fair value measurement. These carrying value adjustments are included in depreciation and amortization expenses on our consolidated statements of operations.

Intangible Assets

Intangible assets consist of customer contracts and customer relationships acquired in the Atlas mergers in 2015 and our Badlands business acquisition in 2012. The fair values of these acquired intangible assets were determined at the date of acquisition based on the present values of estimated future cash flows. Key valuation assumptions include probability of contracts under negotiation, renewals of existing contracts, economic incentives to retain customers, past and future volumes, current and future capacity of the gathering system, pricing volatility and the discount rate.

The fair values of intangible assets acquired in the Atlas mergers have been recorded at a fair value of $1,354.9 million, which is being amortized over a 20 year life using the straight-line method. Amortization expense attributable to our intangible assets related to the Badlands acquisition is recorded using a method that closely reflects the cash flow pattern underlying their intangible asset valuation.

	December 31,
	2015	2014
Beginning of period	$591.9	$653.4
Additions from acquisition	1,354.9	—
Amortization	(136.7)	(61.5)

Intangible assets, net	$1,810.1	$591.9

For each of the years ended December 31, 2015, 2014, and 2013 amortization expense for our intangible assets was $136.7 million, $61.5 million and $27.4 million. The estimated annual amortization expense for intangible assets is approximately $156.2 million, $149.4 million, $135.7 million, $124.7 million and $112.5 million for each of the years 2016 through 2020. As of December 31, 2015 the weighted average amortization period for our intangible assets was approximately 18.5 years.